Exhibit 32.1



                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the quarterly filing of East Delta Resources Corp. (formerly AVIC Technologies, Ltd.), a Delaware corporation (the "Company"), on Form 10-QSB for the period ended March 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Victor Sun, Chief Executive Officer of the Company and acting CFO, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/  Victor Sun
------------------------------
     Victor Sun
     President and Acting CFO

     May 11, 2004